                            CERTIFICATE OF RESOLUTION

                          CHARTWELL INTERNATIONAL, INC.
                              A NEVADA CORPORATION

I, Alice M. Gluckman, Corporate Secretary of Chartwell International, Inc., a corporation duly organized and existing under the laws of the State of Nevada, herein called the "Corporation," hereby certify that the following is a true copy of a resolution adopted by the Board of Directors of the Corporation on October 27, 1999.

RESOLVED, the Company directs and empowers its officers and directors to prepare and execute the option documents required to reflect the following changes:

                                                            Expiration    New Expiration
Option Holder                              # of Shares         Date            Date
-------------                              -----------      ----------    ---------------
Family Jewels II LP *                       4,354,110         6/1/03          8/1/05
The Chartwell Group, Inc. *                 3,062,680         6/1/03          8/1/05
Dr. Janice A. Jones *                       3,500,000         6/1/03          8/1/05
Dr. Janice A. Jones *                       6,000,000         8/1/02          8/1/05
Dr. Janice A. Jones *                       1,680,000         7/31/02         8/1/05
Warrant Transfer from
KT Mao for Janice A. Jones*                 1,500,000         1/2/02          8/1/05
John J. Grace                               1,500,000         3/5/04          8/1/05
John J. Grace                               1,500,000         6/1/03          8/1/05
John J. Grace                               2,000,000         11/1/02         8/1/05


RESOLVED FUTHER, that the officers of the Corporation be, and they hereby are, authorized, empowered and directed to take all further action necessary and proper to consummate the transactions contemplated by the foregoing resolutions, including, without limitation the delivery or the execution of any and all other limitations, agreements, consents, and any other documents of any kind or character whatsoever required to enable the Corporation to consummate the actions contemplated by the Minutes of the meeting and to do such other acts and things as such officers in his or their sole discretion may from time to time deem necessary or advisable to effectuate the intent of the foregoing resolutions or any of them, all of which actions are hereby, in all respects, ratified, confirmed, and approved, regardless of whether such actions antedate or succeed the date thereof.


                                       Chartwell International, Inc.

                                       /s/ Alice M. Gluckman
                                       --------------------------------------
                                       Alice M. Gluckman, Corporate Secretary